                                                                 EXHIBIT 10.41.4

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Third Amendment") is dated as of March 19, 2002 (the "Third Amendment Effective Date") among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                R E C I T A L S

            A. HCRI, HCRI-NC, HCRI-TN and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease") as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment") as further amended pursuant to a certain Second Amendment to Amended and Restated Master Lease Agreement dated as of December 21, 2001 ("Second Amendment") (the Master Lease together with the First Amendment, Second Amendment and Third Amendment hereinafter referred to as "Lease").

            B. Landlord and Tenant desire to further amend the Lease to include three additional Facilities located in Highlands Ranch, Colorado; Cape Coral, Florida; Florence, New Jersey; and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Capitalized Terms. Any capitalized terms not defined in this Third Amendment shall have the meaning set forth in the Lease.

            2. Amended Commencement Date. The definition of Amended Commencement Date in Section 1.4 of the Lease is hereby amended to read in its entirety as follows:

            "Amended Commencement Date" means the Commencement Date as amended pursuant to the most recent amendment of this Lease in effect at such time. As of the Third Amendment Effective Date, the Amended Commencement Date shall be March ___, 2002 and the Initial Term is hereby extended to reflect such Amended Commencement Date as provided in Section 1.3[ii] of the Lease.

            3. Lease Advance. The definition of Lease Advance in Section 1.4 of the Lease is hereby amended to read in its entirety as follows:

            "Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of $12,750,000.00 pursuant to the First Amendment; [iii] the advance (if any) of the Earnout Amount made pursuant to Section 2.8; [iv] the Lease Advance by Landlord to Tenant of $13,708,200.00 pursuant to the Second Amendment; [v] the advance (if any) of the Manlius Earnout Amount made pursuant to
            Section 2.9; [vi] the Lease Advance by Landlord to Tenant of $11,750,000.00 of even date herewith; and [vii] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

            4. Rent Adjustment Date. The definition of "Rent Adjustment Date" means, for all Facilities, July 1, 2002 and each July 1 thereafter.

            5. Representations and Warranties. Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date.

            6. Legal Description. Exhibit A of the Lease is hereby amended by the addition of Exhibit A-43 through Exhibit A-45 hereto.

            7. Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibit B-43 through Exhibit B-45 hereto.

            8. Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

            9. Landlord's Personal Property. All references to Exhibit D in the Lease are hereby deleted.

            10. Government Authorizations; Zoning Permits. Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

            11. Affirmation. Except as specifically modified by this Third Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            12. Binding Effect. This Third Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            13. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            14. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            15. Subtenant. Manlius Clare Bridge Operator, Inc. is signing this Third Amendment for the sole purpose of consenting to the terms and conditions set forth herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:      HEALTH CARE REIT, INC.

Signature /s/ Rita J. Rogge                      By: /s/ Erin C. Ibele
         __________________________________         ____________________________
Print Name Rita J. Rogge
          _________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________
Signature /s/ Kathleen A. Sullivan
         __________________________________
Print Name Kathleen A. Sullivan
          _________________________________

Signed and acknowledged in the presence of:      HCRI INDIANA PROPERTIES, LLC

                                                 By: Health Care REIT, Inc.
                                                     Member

                                                     By: /s/ Erin C. Ibele
                                                        ________________________
Signature /s/ Rita J. Rogge
         __________________________________
Print Name Rita J. Rogge
          _________________________________          Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Kathleen A. Sullivan
         __________________________________
Print Name Kathleen A. Sullivan
          _________________________________

Signed and acknowledged in the presence of:      HCRI NORTH CAROLINA PROPERTIES,
                                                 LLC

                                                 By: Health Care REIT, Inc.
                                                     Member

                                                     By: /s/ Erin C. Ibele
                                                        ________________________
Signature /s/ Rita J. Rogge
         __________________________________
Print Name Rita J. Rogge
          _________________________________          Title: VP & Corp. Secretary
                                                           _____________________
Signature /s/ Kathleen A. Sullivan
         __________________________________
Print Name Kathleen A. Sullivan
          _________________________________

Signed and acknowledged in the presence of:      HCRI TENNESSEE PROPERTIES, INC.

Signature /s/ Rita J. Rogge                      By: /s/ Erin C. Ibele
         __________________________________         ____________________________
Print Name Rita J. Rogge
          _________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________
Signature /s/ Kathleen A. Sullivan
         __________________________________
Print Name Kathleen A. Sullivan
          _________________________________
                                      S-1

Signed and acknowledged in the presence of:      HCRI TEXAS PROPERTIES, LTD.

                                                 By: Health Care REIT, Inc.
                                                     General Partner

Signature /s/ Rita J. Rogge                          By: /s/ Erin C. Ibele
         __________________________________             ________________________
Print Name Rita J. Rogge
          _________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________
Signature /s/ Kathleen A. Sullivan
         __________________________________

Print Name Kathleen A. Sullivan
          _________________________________


Signed and acknowledged in the presence of:      HCRI WISCONSIN PROPERTIES, LLC

                                                 By: Health Care REIT, Inc.
                                                     Member

Signature /s/ Rita J. Rogge                          By: /s/ Erin C. Ibele
         __________________________________             ________________________
Print Name Rita J. Rogge
          _________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Kathleen A. Sullivan
         __________________________________
Print Name Kathleen A. Sullivan
          _________________________________

Signed and acknowledged in the presence of:      ALTERRA HEALTHCARE CORPORATION

Signature /s/ Sarah Wits                         By: /s/ Kristin A. Ferge
         __________________________________         ____________________________

Print Name Sarah Wits
          _________________________________
                                                     Title: VP
                                                           _____________________
Signature /s/ Christine Dreckmann
         __________________________________
Print Name Christine Dreckmann
          _________________________________
                                                 Tax I.D. No.: 39-1771281
                                                              __________________

Signed and acknowledged in the presence of:      MANLIUS CLARE BRIDGE OPERATOR,
                                                 INC.

Signature /s/ Jeff Jensen                        By: /s/ Colleen Endsley
         __________________________________         ____________________________
Print Name Jeff Jensen
          _________________________________
                                                     Title: President
                                                           _____________________
Signature /s/ Keri A. Casey
         __________________________________
Print Name Keri A. Casey
          _________________________________      Tax I.D. No.: 16-1564848
                                                              __________________
                                      S-2

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

                                                 /s/ Rita J. Rogge
                                                 ------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                           [SEAL]
                       ------------

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

                                                 /s/ Rita J. Rogge
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       ------------

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                                 /s/ Rita J. Rogge
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       ------------

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ebele, the VP & Corp. Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                                 /s/ Rita J. Rogge
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       -------------

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

                                                 /s/ Rita J. Rogge
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       -------------

STATE OF OHIO                  )
                               )SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 27 day of March, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                                 /s/ Rita J. Rogge
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       -------------

STATE OF Wisconsin       )
                         )SS:
COUNTY OF Milwaukee      )

            The foregoing instrument was acknowledged before me this 12 day of March, 2002 by Kristin A. Ferge, the VP of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                                 /s/ JC Hansen
                                                 ------------------------------
                                                 Notary Public

My Commission Expires: 5/26/02                                           [SEAL]

STATE OF Wisconsin       )
                         )SS:
COUNTY OF Milwaukee      )

            The foregoing instrument was acknowledged before me this 13 day of March, 2002 by Colleen Endsley, the President of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

                                                 /s/ JC Hansen
                                                 -------------------------------
                                                 Notary Public

My Commission Expires: 5/26/02                                            [SEAL]

THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

                         EXHIBIT A-43: LEGAL DESCRIPTION

                         Clare Bridge of Highlands Ranch

Lot A, Highlands Ranch Filing No. 100-I,
County of Douglas,
State of Colorado.

                         EXHIBIT A-44: LEGAL DESCRIPTION

                           Clare Bridge of Cape Coral

The North 1/2 of the South 1/2 of the West 1/2 of the Northwest 1/4 of the Northwest 1/4 of Section 24, Township 44 South, Range 23 East, Lee County, Florida, LESS the West 50 feet thereof for road right-of-way.

The above-described property is also described as follows:

Commencing at the intersection of centerline of Middlecoff Drive (50 foot wide right-of-way) (also known as SE 10th Terrace) and Santa Barbara Drive (100 foot wide Right-of-Way) (also known as Santa Barbara Boulevard), per Cape Coral Unit 24, Plat Book 14, Page 67, Public Records of Lee County, Florida; Thence along the centerline of said Santa Barbara Drive, N 00 degrees 25'03" W, a distance of
483.70 feet; thence along the South line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said section 24 S 89 degrees 38'07", E, a distance of 50.00 feet to the point of beginning of the parcel herein described; thence along the East Right-of-Way line of Santa Barbara Boulevard N 00 degrees 25'03" W a distance of 333.72 feet; thence along North line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, S 89 degrees 40'57" E a distance of 618.61 feet; thence along the East line of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, and along the west line of block 1055, Cape Coral unit 24 according to the plat thereof as recorded in plat book 14, pages 63 through 77, public records of Lee County, Florida, S 00 degrees 17'32" E a distance of 334.33 feet (334.22 feet per plat); thence along the South line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, N 89 degrees 38'07" W a distance of 617.89 feet to the point of beginning of the parcel herein described.

                         EXHIBIT A-45: LEGAL DESCRIPTION

                           Sterling House of Florence

All the real property located in the Township of Florence, County of Burlington, State of New Jersey and more particularly described as follows:

BEGINNING at an iron bar with cap on the Northwesterly sideline of Broad Street (Variable Width R.O.W.), said point being 250.00 feet southerly as measured along the westerly sideline of Broad Street from an iron bar with cap found at the Northeasterly most corner of lands remaining to Lot 54.02, Block 155.49 and from said beginning point running; thence

1. Along the westerly sideline of Broad Street and the common dividing line between Lot 54.05, Lot 26, Lot 25 and Lot 52, Block 155.49, South 23 degrees 19 minutes 29 seconds west, a distance of 811.24 feet to a concrete monument found on the northerly sideline of the Pennsylvania Extension of the New Jersey Turnpike (A.K.A. Interstate Route 276, Variable width (R.O.W.); thence

2. Along the northerly sideline of the Pennsylvania Extension the New Jersey Turnpike, North 74 degrees 48 minutes 50 seconds West, a distance of
      268.44 feet to a point; thence the following four (4) courses along the dividing line between Lot 54.05 and Lot 54.02, Block 155.49;

3. North 04 degrees 11 minutes 41 seconds West, a distance of 684.25 feet to an iron bar with cap; thence

4. North 72 degrees 42 minutes 00 seconds East, a distance of 224.25 feet to an iron bar with cap at the point of curvature; thence

5. Along a curve to the right having a radius of 400.00 feet, turning a central angle of 40 degrees 37 minutes 29 seconds with an arc length of
      283.61 feet, the chord of which bears South 86 degrees 59 minutes 16 seconds East, a chord distance of 277.71 feet to an iron bar with cap at the point of tangency; thence

6. South 66 degrees 40 minutes 31 seconds East, a distance of 151.25 feet to the point and place of BEGINNING.

This Property is benefited by rights to an access and utility easement more particularly described as follows:

Commencing at the above described point of beginning for the entire tract and running thence;

1. Along the dividing line between lots 54.05 and 54.02, Block 155.49 North 66 degrees 40'31" West, a distance of 151.25 feet to a point, thence, the following two (2) courses along a line passing through lot 54.02 block 155.49;

2.    North 23 degrees 19'29" East, a distance of 60.00 feet to a point, thence;

3.    South 66 degrees 40'31" East, a distance of 151.25 feet to a point, thence

4. Along the westerly sideline of Broad Street, South 23 degrees 19'29" West, a distance of 60.00 feet to the point and place of beginning.

NOTE FOR INFORMATION: The land is commonly known as Lot(s) 54.05 in Block 155.49 on the Tax Map of the Township of Florence, County of Burlington.

                       EXHIBIT B-43: PERMITTED EXCEPTIONS

                         Clare Bridge of Highlands Ranch

1. Taxes and assessments for the year 2001 and subsequent years, a lien but not yet due or payable.

2. Exception of water rights and ground water granted to Highlands Ranch Development Corporation by Mission Viejo Company in Quit Claim Deed and Assignment dated September 26, 1980, recorded October 20, 1980, in Book 396 at Page 520 and in Quit Claim Deed, Assignment and Bill of Sale dated December 27, 1988, recorded December 27, 1988 in Book 834 at Page 63, and in Quit Claim Deed and Assignment dated February 17, 1989 and recorded March 14, 1989, in Book 844 at Page 1139 and in Quit Claim Deed and Assignment dated April 11, 1990, recorded April 25, 1990 in Book 908 at Page 1205, a portion of which water rights and ground water were granted to Centennial Water and Sanitation District by Highlands Ranch Development Corporation in Special Warranty Deed, Assignment and Bill of Sale dated December 27, 1988, recorded December 27, 1988, in Book 834 at Page 84. Special Warranty Deed and Assignment dated February 17, 1989 and recorded March 14, 1989 in Book 844 at Page 1142, and Special Warranty Deed and Assignment dated April 11, 1990, recorded April 25, 1990 in Book 908 at Page 1196, and re-recorded May 18, 1990, in Book 912 at Page 613, and subject to relinquishment of surface rights dated December 20, 1988, by Centennial Water and Sanitation District, recorded December 27, 1988 in Book 834 at Page 119. Relinquishment of Surface Rights recorded May 28, 1998 in Book 1554 at Page 432.

3. Minerals and Mineral Rights granted to Highlands Ranch Development Corporation by Mission Viejo Company in Mineral Deed dated September 26, 1980, and recorded October 20, 1980 in Book 396 at Page 514 and mineral substances in the "Full Mineral Rights Land" and coal in the "Coal Lands" as granted to Highlands Ranch Development Corporation by Union Pacific Land Resources Corporation in Mineral Deed dated May 1, 1981, recorded May 20, 1981, in Book 412 at Page 465, reserving to Union Pacific Land Resources Corporation a 25 percent nonexecutory interest in and to such mineral substances and coal. Relinquishment of surface rights recorded May 28, 1998 in Book 1554 at page 321.

4. The Planned Community District Development Guide for the New Town of Highlands Ranch, as adopted by the board of County Commissioners of Douglas County, Colorado, on September 17, 1979, recorded October 25, 1979 in Book 373 at Page 187 as the same has been or May be amended from time to time.

5. Community Declaration for Highlands Ranch Community Association, Inc., dated September 1, 1981 and recorded September 17, 1981, in Book 421 at Page 924 and Supplemental Declaration for annexed property No. 201A4 dated May 11, 1998, and recorded May 28, 1998 in Book 1554 at Page 390.

6. Specific purpose easements with Lots and Tracts as shown on recorded plat Filing No. 100-I recorded October 12, 1993 under Reception No. 9348153, including, but not limited to, specific purpose easements to Public Service Company of Colorado for gas and electric service purposes, subject to the conditions and obligations contained in the utility easement recorded February 10, 1982 in Book 434 at Page 186 of Douglas County, Colorado records, as if such conditions and obligations were set forth on the plat; to U.S. West Communications for telephone and telegraph service purposes subject to the conditions and obligations contained in the right of way easement recorded February 26, 1982 in Book 435 at Page 378 of Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat; and to American Television and Communication Corporation for cable communication service, subject to the conditions and obligations contained in the easement recorded April 15, 1982 in Book 439 at Page 295 of the Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat; to Highlands Ranch Metropolitan District No. 2 subject to the conditions and obligations contained in the grant of easement recorded March 21, 1984 in Book 512 at Page 916 of the Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat.

7. Any tax, lien, fee, or assessment by reason of inclusion of subject property in the Highlands Ranch Metropolitan District No. 4 as evidenced by instrument recorded January 13, 1994 in Book 1174 at page 1668.

8. Thirty foot Centennial Water & Sanitation District Easement along North lot line as shown on recorded plat and as recorded June 17, 1985 in Book 584 at Page 627.

9. The following items disclosed on J. R. Engineering, Ltd., Survey Job No. 3897.00 dated November 13, 1997:

      1.    8" ductile iron pipe water main with no apparent easement.

      2.    Brick fence column encroaches onto neighboring property.

      3.    Curb and sidewalk encroaching onto subject property.

      4.    Fence line does not lie on property line.

10. Restrictions as set forth in Deed recorded May 28, 1998 in Book 1554 at Page 411.

                       EXHIBIT B-44: PERMITTED EXCEPTIONS

                           Clare Bridge of Cape Coral

1. Taxes and assessments for the year 2001 and that are not yet due and payable.

2.    Any homestead rights of any spouse of owner.

3. Ordinance 76-98 adopted by the City Council of the City of Cape Coral on November 30, 1998 and recorded December 17, 1998 in Official Records Book 3051, Page 1422, Public Records of Lee County, Florida.

4. Easement in favor of Lee County Electric Cooperative, Inc., dated March ___, 2002 and recorded March ___, 2002 in O. R. Volume _____ at Page _____ in the Office of the Lee County Recorder.

                       EXHIBIT B-45: PERMITTED EXCEPTIONS

                           Sterling House of Florence

1. Easements, encroachments, overlaps, boundary line disputes or other matters affecting title which a survey would disclose, and which are not shown by the public record.

2. Subsurface conditions and/or encroachments not disclosed by an instrument of record.

3. Possible additional taxes assessed and/or levied under N.J.S.A. 54:4-63.1, et seq.

4.    Lien for taxes not yet due and payable.

5. Servitude to the public in and to so much of the subject lands that lie within the documented right of way of the public road known as Broad Street, Interstate Highway Route 276, a/k/a Pennsylvania Extension of New Jersey Turnpike.

6. Thirty foot wide permanent sewer easement affecting that part of premises in question bounding or abutting Pennsylvania Extension of New Jersey Turnpike (a/k/a Interstate Route 276) as contained in Deed Book 4398 page 185 and also including a 20 foot wide temporary construction easement.

7.    Grant of Easement as contained in Deed Book 5614 page 142.

8. Plan entitled "Major Subdivision Plan DeLuca Enterprises, Inc., C.C.C.I." duly filed in the Burlington County Clerk's Office on October 12, 1998 as Map 3234944 shows the following:

      (a)   50 feet wide front yard building setback line

      (b)   50 feet wide rear yard building setback line

      (c) 50 foot wide building setback line affecting that part of premises in question bounding or abutting Pennsylvania Extension of New Jersey Turnpike (a.k.a Interstate Route 276)

      (d)   30 foot wide side yard building setback line

      (e) beneficial access and utility easement benefiting premises in question and located on Lot 54.02 Block 155.49.

9.    Rights of tenants in possession, as tenants only, if any.

10. Subject to terms and conditions as contained in Access, Utilities and Temporary Construction Easements Agreement as contained in Deed Book 5642 page 813, same as above.

11. Subject to the rights of the State of New Jersey under the State Highway Access Management Act. (N.J.S.A. 27:7-89, et seq.)

12. No direct means of ingress, egress or regress to and from Pennsylvania Extension of New Jersey Turnpike (a/k/a Interstate Route 276).

                         EXHIBIT C: FACILITY INFORMATION

                                                ALLOCATED LEASE  FACILITY TYPE (PER LICENSE)
             FACILITY NAME/ADDRESS                  AMOUNT               BEDS/UNITS
----------------------------------------------  ---------------  ---------------------------
1.  Clare Bridge of Asheville                    $   3,692,675   Assisted Living
    4 Walden Ridge Drive                                         38 beds
    Asheville, NC  28803                                         34 units
    Buncombe County

2.  Sterling House of Bartlesville               $   1,480,000   Assisted Living
    5420 S.E. Adams Blvd.                                        39 beds
    Bartlesville, OK  74006                                      39 units
    Washington County

3.  Clare Bridge of Bradenton                    $   3,550,000   Assisted Living
    6101 Pointe W Blvd.                                          40 beds
    Bradenton, FL  34209                                         34 units
    Manatee County

4.  Sterling House of Canton                     $   2,398,100   Assisted Living
    1119 Perry Drive N.W.                                        42 beds
    Canton, OH  44708                                            42 units
    Stark County

5.  Clare Bridge of Cape Coral                   $   3,811,200   Assisted Living
    911 Santa Barbara Boulevard                                  40 beds
    Cape Coral, FL  33991-2074                                   38 units
    Lee County

6.  Sterling House of Cedar Hill                 $   1,661,000   Assisted Living
    602 E. Beltline Road                                         60 beds
    Cedar Hill, TX  75104                                        50 units
    Dallas County

7.  Sterling House of Chickasha                  $   1,480,000   Assisted Living
    801 Country Club Road                                        39 beds
    Chickasha, OK  73018                                         39 units
    Grady County

8.  Sterling House of Claremore                  $   1,582,500   Assisted Living
    1605 N. Highway 88                                           43 beds
    Claremore, OK  74017                                         43 units
    Rogers County

9.  Sterling House of Clarksville                $   2,622,279   Assisted Living
    2183 Memorial Drive                                          49 beds
    Clarksville, TN  37043                                       49 units
    Montgomery County

10. Sterling House of Columbia                   $   2,635,620   Assisted Living
    5011 Trotwood Avenue                                         49 beds
    Columbia, TN  38401                                          49 units
    Maury County

11. Sterling House of Desoto                     $   1,595,000   Assisted Living
    747 W. Pleasant Run                                          60 beds
    Desoto, TX  75115                                            50 units
    Dallas County

12. Sterling House of Duncan                     $   1,450,000   Assisted Living
    915 Plato Road                                               39 beds
    Duncan, OK  73533                                            39 units
    Stephens County

                                                ALLOCATED LEASE   FACILITY TYPE (PER LICENSE)
             FACILITY NAME/ADDRESS                  AMOUNT                BEDS/UNITS
----------------------------------------------  ---------------  ------------------------------
13. Sterling House of Edmond                     $   1,739,000   Assisted Living
    116 W. Danforth Road                                         43 beds
    Edmond, OK  73003                                            43 units
    Oklahoma County

14. Sterling House of Enid                       $   1,480,000   Assisted Living
    4613 W. Willow Road                                          39 beds
    Enid, OK  73703                                              39 units
    Garfield County

15. Clare Bridge of Everett                      $   6,876,202   Assisted Living
    2015 Lake Heights Drive                                      52 beds
    Everett, WA  98208                                           46 units
    Snohomish County

16. Clare Bridge of Manlius                      $   4,372,100   Private Proprietary Adult Home
    5125 Highbridge Street                                       52 beds
    Fayetteville, NY  13066                                      46 units
    Onondaga County

17. Sterling House of Findlay                    $   2,000,000   Assisted Living
    725 Fox Run Road                                             37 beds
    Findlay, OH  45840                                           37 units
    Hancock County

18. Sterling House of Florence                   $   3,277,700   Assisted Living
    901 Broad Street                                             46 beds
    Florence, NJ  08518                                          46 units
    Burlington County

19. Sterling House of Georgetown                 $   2,300,000   Assisted Living
    2600 University Drive E                                      54 beds
    Georgetown, TX  78626                                        54 units
    Williamson County

20. Clare Bridge of Hamilton                     $   4,909,400   Assisted Living
    1645 Whitehorse-Mercerville Road                             50 beds
    Hamilton Township, NJ  08619                                 44 units
    Mercer County

21. Clare Bridge of Highlands Ranch              $   4,661,100   Personal Care Boarding Home
    9160 S. University Boulevard                                 52 beds
    Highlands Ranch, CO  80126                                   46 units
    Douglas County

22. Sterling House of Lawton                     $   1,600,000   Assisted Living
    6302 W. Lee Road                                             42 beds
    Lawton, OK  73505                                            42 units
    Comanchie County

23. Clare Bridge of Middleton                    $   4,426,700   Community Based Residential
    6701 Stonefield Road                                         28 beds
    Middleton, WI  53562                                         28 units
    Dane County

24. Sterling House of Midwest City               $   1,480,000   Assisted Living
    615 W. Blue Ridge Drive                                      39 beds
    Midwest City, OK  73110                                      39 units
    Oklahoma County

25. Sterling House of Muskogee                   $   1,582,500   Assisted Living
    3211 E. Chandler Road                                        43 beds
    Muskogee, OK  74403                                          43 units
    Muskogee County

                                                ALLOCATED LEASE   FACILITY TYPE (PER LICENSE)
             FACILITY NAME/ADDRESS                  AMOUNT                BEDS/UNITS
----------------------------------------------  ---------------  ------------------------------
26. Sterling House of Norman                     $   1,539,000   Assisted Living
    1701 Alameda Street                                          39 beds
    Norman, OK  73071                                            39 units
    Cleveland County

27. Sterling House of N. Augusta                 $   2,890,000   Assisted Living
    105 N. Hills Drive                                           52 beds
    N. Augusta, SC  29841                                        52 units
    Aiken County

28. Sterling House of N. Oklahoma City           $   1,595,000   Assisted Living
    2435 N.W. 122nd Street                                       43 beds
    N. Oklahoma City, OK  73120                                  43 units
    Oklahoma County

29. Clare Bridge of Oklahoma City                $   3,200,000   Assisted Living
    12401 Dorset Drive                                           38 beds
    Oklahoma City, OK  73120                                     34 units
    Oklahoma County
    (Still in retainage)

30. Sterling House of Oklahoma City              $   1,480,000   Assisted Living
    2500 S.W. 89th Street                                        39 beds
    Oklahoma City, OK  73159                                     39 units
    Oklahoma County

31. Sterling House of Owasso                     $   1,595,000   Assisted Living
    12807 E. 86th Place N.                                       43 beds
    Owasso, OK  74055                                            43 units
    Tulsa County

32. Sterling House of Palestine                  $   1,582,500   Assisted Living
    101 Trinity Court                                            43 beds
    Palestine, TX  75801                                         43 units
    Anderson County

33. Sterling House of Piqua                      $   2,120,000   Assisted Living
    1744 W. High Street                                          37 beds
    Piqua, OH  45356                                             37 units
    Miami County

34. Sterling House of Ponca City                 $   1,650,000   Assisted Living
    1500 E. Bradley Avenue                                       39 beds
    Ponca City, OK  74604                                        39 units
    Kay County

35. Clare Bridge of Salem                        $   5,620,298   Assisted Living
    1355 Boone Road S.E.                                         60 beds
    Salem, OR  97306                                             60 units
    Marion County

36. Clare Bridge of Sarasota                     $   3,650,000   Assisted Living
    8450 McIntosh Road                                           38 beds
    Sarasota, FL  34238                                          34 units
    Sarasota County

37. Sterling House of Shawnee                    $   1,480,000   Assisted Living
    3947 Kickapoo                                                39 beds
    Shawnee, OK  74804                                           39 units
    Pottowatomie County

38. Sterling House of Stillwater                 $   1,480,000   Assisted Living
    1616 McElroy Road                                            39 beds
    Stillwater, OK  74075                                        39 units
    Payne County

                                                ALLOCATED LEASE   FACILITY TYPE (PER LICENSE)
             FACILITY NAME/ADDRESS                  AMOUNT                BEDS/UNITS
----------------------------------------------  ---------------  ------------------------------
39. Sterling House of Texarkana                  $   1,595,000   Assisted Living
    4204 Moores Lane                                             60 beds
    Texarkana, TX  75503                                         50 units
    Bowie County

40. Sterling House of Troy                       $   2,200,000   Assisted Living
    81 S. Stanfield Road                                         37 beds
    Troy, OH 45373                                               37 units
    Miami County

41. Alterra Clare Bridge Cottage of Valparaiso   $   3,070,000   Residential Care
    2501 Valparaiso St.                                          36 beds
    Valparaiso, IN  46383                                        32 units
    Porter County

42. Alterra Sterling House of Valparaiso         $   2,670,000   Residential Care
    2601 Valparaiso St.                                          42 beds
    Valparaiso, IN  46383                                        42 units
    Porter County

43. Alterra Clare Bridge Cottage of Vero Beach   $   3,450,000   Residential Care
    420 4th Court                                                36 beds
    Vero Beach, FL  32962                                        32 units
    Indian River County

44. Alterra Sterling House of Vero Beach         $   3,560,000   Residential Care
    410 4th Court                                                42 beds
    Vero Beach, FL  32962                                        42 units
    Indian River County

45. Sterling House of Waxahachie                 $   1,582,500   Assisted Living
    2250 Brown Street                                            60 beds
    Waxahachie, TX  75165                                        50 units
    Ellis County

46. Clare Bridge of Wilmington                   $   3,200,939   Assited Living
    3501 Converse Drive                                          38 beds
    Wilmington, NC  28403                                        34 units
    New Hanover County
                                                 -------------
                                         TOTAL   $ 119,873,313
                                                 =============

                      EXHIBIT G: GOVERNMENT AUTHORIZATIONS
                         TO BE OBTAINED; ZONING PERMITS

Government Authorizations:

Zoning: